UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

WABCO Holdings Inc.

(Name of registrant as specified in its charter)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 24, 2017.
WABCO HOLDINGS INC.
Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 29, 2017
Date: May 24, 2017 Time: 10:00 A.M. EDT
Location: McDermott Will & Emery LLP
340 Madison Avenue
WABCO
New York, NY 10173-1922
WABCO HOLDINGS INC.
You are receiving this communication because you hold shares in the company named above.
2770 RESEARCH DRIVE ROCHESTER HILLS, MI 48309-3511
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.
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- Before You Vote -
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
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- How To Vote -
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Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR the following:
1. Election of Directors
Nominees:
01) G. Peter D’Aloia
02) Dr. Juergen W. Gromer
03) Mary L. Petrovich
The Board of Directors recommends you vote FOR proposals 2 and 3.
2. Ratify the selection of Ernst & Young Bedrijfsrevisoren BCVBA/Reviseurs d’Entreprises SCCRL as the Company’s independent registered public accounting firm for the year ending December 31, 2017.
3. Approve, on an advisory basis, the compensation paid to the Company’s named executive officers (“Say-on-Pay”).
The Board of Directors recommends you vote 1 YEAR for proposal 4.
4. Recommend, on an advisory basis, the frequency of the shareholder advisory vote on executive compensation (“Say-on-Frequency”).
NOTE: In their discretion, the proxies are authorized to vote upon such other matters that may properly come before the meeting and any adjournments or postponements thereof.
THIS IS NOT A PROXY CARD. To vote these shares on a proxy card, you must request that a paper copy of the proxy materials be mailed to you by following the instructions in this notice.
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